                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                NATCO Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

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             pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    paid previously. Identify the previous filing by registration statement
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

                               [NATCOGROUP LOGO]

                                NATCO GROUP INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000

To the Stockholders of
NATCO Group Inc.:

     NOTICE IS HEREBY GIVEN THAT the 2000 Annual Meeting of Stockholders of NATCO Group Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas on the 25th day of May 2000 at 10:00 a.m., local time (the "Annual Meeting") for the following purposes:

          (1) To elect three (3) Class II members of the Board of Directors;

          (2) To ratify the appointment of KPMG LLP as independent accountants for the year ended December 31, 2000; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Company has fixed the close of business on April 14, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of common stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy, the proxy will be voted FOR the nominees for director named in the attached Proxy Statement and FOR the ratification of the appointment of the independent certified public accountants for the Company named in such Proxy Statement. The list of stockholders of the Company may be examined at the offices of the Company beginning on May 15, 2000 and at the Annual Meeting.

     Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors

                                            Sincerely,

                                            /s/ J. Michael Mayer
                                            ------------------------------------
                                            J. Michael Mayer
                                            Senior Vice President and
                                            Chief Financial Officer

April 17, 2000

                                NATCO GROUP INC.
                        2950 NORTH LOOP WEST, SUITE 700
                              HOUSTON, TEXAS 77027

                                PROXY STATEMENT
                                    for the
                         ANNUAL MEETING OF STOCKHOLDERS

     The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NATCO Group Inc. (the "Company") to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting"), which will be held at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas on the 25th day of May 2000, at 10:00 a.m. local time, for the following purposes:

          1. To elect three (3) Class II members of the Board of Directors;

          2. To ratify the appointment of KPMG LLP as independent accountants for the year ended December 31, 2000; and

          3. To consider and act upon other such business as may properly come before the meeting or any adjournment thereof.

     You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company;
(2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares, we will vote them "for" the election of all nominees for director as set forth under "Proposal 1: Election of Directors" and "for the ratification of the appointment of KPMG LLP as independent accountants" as set forth under "Proposal 2: Appointment of Auditors". If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares.

     The cost of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. In addition, the Company has retained ChaseMellon Shareholder Services LLC to assist in the solicitation of proxies, for which the Company will pay an estimated fee of $4,000.

     NATCO Group Inc.'s Form 10-K for the year ended December 31, 1999, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This form does not constitute a part of the proxy soliciting material.

     This proxy statement and the enclosed form of proxy was mailed to stockholders beginning April 24, 2000.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     Only holders of record of Class A common stock, par value $.01 ("Class A Common Stock"), and Class B common stock, par value $.01 ("Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), of the Company on April 14, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On April 14, 2000 there were 14,197,374 shares of Class A Common Stock and 421,739 shares of Class B Common Stock issued and outstanding, which constituted the only outstanding voting securities. Each share of Common Stock has one vote. The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment or postponement thereof. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting.

     The Company amended its charter in connection with the acquisition of The Cynara Company ("Cynara") to divide the Company's common stock into two classes. The shares issued to the former Cynara stockholders were shares of Class B Common Stock. The only differences between the Class A Common Stock and the Class B Common Stock are the rights of the holders of Class B Common Stock:

     - to elect a director to the Company's board; and

     - to vote as a class with respect to any charter amendment that would authorize additional Class B Common Stock or would adversely affect the Class B security holder's right to elect a director.

     The rights attaching to the Class B Common Stock are personal to the initial holders of shares of that class and will not, with express exceptions, continue to attach to shares transferred to others. Each share of Class B Common Stock may be converted at any time into one share of Class A Common Stock. On January 1, 2002, the Class B Common Stock converts automatically into Class A Common Stock to constitute a single class of common stock. Prior to that date, any shares of Class B Common Stock will convert automatically into Class A Common Stock upon their disposition by the holders of such shares.

REQUIRED VOTES

     A plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the three nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of record of Common Stock on April 14, 2000 shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of all other items being submitted to the stockholders for their consideration. Abstentions will be considered present for purposes of calculating the vote, but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

STOCKHOLDER LIST

     A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company during normal business hours beginning on May 15, 2000 and at the Annual Meeting.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors will be comprised of seven members. The seven members are divided into three classes having two members in Class I, three members in Class II and two members in Class III. Each class is elected for a term of three years, so that the term of one class of directors expires at each annual meeting of stockholders.

NOMINEES

     Three directors are to be elected at the Annual Meeting. The Board of Directors has nominated Keith A. Allan, Howard I. Bull, and George A. Hickox, Jr. to fill the three expiring Class II positions on the Board of Directors, to hold office for three-year terms expiring at the annual meeting of stockholders in 2003, and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

The enclosed proxy (unless otherwise directed, revoked or suspended) will be voted for the election of the three nominees for director.

     Although the Company knows of no reason why any of the nominees might be unable or refuse to accept nomination or election, if any nominee should be unable to serve as a director, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors. Set forth below are the names of, and certain information with respect to, the Company's executive officers and directors, including the three nominees for election to the Class II positions on the Board of Directors.

NAME                              AGE               POSITION(S)                   COMMITTEE(S)
----                              ---               -----------                   ------------
Nathaniel A. Gregory............  51    Chairman of the Board and Chief        Executive
                                          Executive Officer (Class III --        (Chairman)
                                          term expiring in 2001)
Patrick M. McCarthy.............  55    Director and President (Class I --     Executive
                                          term expiring in 2002)
Keith K. Allan *................  60    Director (Class II -- term expiring    Audit (Chairman)
                                          in 2000)
Howard I. Bull *................  59    Director (Class II -- term expiring    Compensation
                                          in 2000)
John U. Clarke..................  47    Director (Class I -- term expiring     Audit
                                          in 2002)
George K. Hickox, Jr. *.........  41    Director (Class II -- term expiring    Audit
                                          in 2000)
Herbert S. Winokur, Jr. ........  56    Director (Class III -- term expiring   Compensation
                                          in 2001)                               (Chairman);
                                                                                 Executive
James Crittall..................  56    President of NATCO Canada
Robert A. Curcio................  43    Senior Vice President -- Technology
                                          and Product Development
J. Michael Mayer................  43    Senior Vice President and Chief
                                          Financial Officer
Richard D. Peters...............  40    President of Cynara
C. Frank Smith..................  48    President of NATCO -- U.S.
David R. Volz, Jr. .............  46    President of TEST
Joseph H. Wilson................  47    Senior Vice President -- Marketing

---------------

 *  Nominee for election at the Annual Meeting.

     Nathaniel A. Gregory. Chairman of the Board and Chief Executive Officer of the Company since April 1993. Prior to joining the Company, Mr. Gregory held a number of positions in both the engineering and construction industries and in investment banking. Mr. Gregory also serves as a director of Mrs. Fields' Holding Company, Inc.

     Patrick M. McCarthy. Director of the Company since February 1998 and President since December 1997. Mr. McCarthy served as Executive Vice President, with marketing and operations responsibilities for the Company, from November 1996 to December 1997 and as Senior Vice President -- Marketing from June 1994 to November 1996. Prior to joining the Company in June 1994, Mr. McCarthy was Vice President -- Worldwide Oil and Gas at ABB Lummus Crest, an engineering and construction company.

     Keith K. Allan. Chairman of the Company's Audit Committee and Director since February 1998. Mr. Allan was a director of NATCO (U.K.) Ltd. from October 1996 to January 1998. From February 1993 to August 1996, he was Technical Director in the North Sea for Shell U.K. Exploration and Production. Prior thereto, he served in a number of positions for Royal Dutch/Shell Group, which he joined in 1965.

     Howard I. Bull. Director of the Company since February 1998. From April 1994 to June 1997, Mr. Bull was President, Chief Executive Officer and a director of Dal-Tile International, Inc., a manufacturer and distributor of ceramic tile. From May 1992 to February 1993, Mr. Bull was President of the Air Conditioning Group of York International Corporation, a producer of heating, air conditioning and refrigeration systems and equipment, and was President of its Applied Systems Division from November 1990 to May 1992. From February 1979 to November 1990, Mr. Bull was employed by Baker Hughes, Inc. in several executive positions. Mr. Bull is a director of Marine Drilling Companies, Inc. and National-Oilwell, Inc.

     John U. Clarke. Director of the Company since February 2000. Mr. Clarke is Executive Vice President of Dynegy Inc. Mr. Clarke joined NGC Corporation, the predecessor of Dynegy Inc., in April 1997, as Senior Vice President and Chief Financial Officer. Mr. Clarke is also an Advisory Director of the Company. Prior to joining Dynegy, Mr. Clarke was a managing director and co-head of a specialty energy-practice group with Simmons & Company International, an investment-banking firm. He previously had served as President of Concept Capital Group, Inc., a financial advisory firm formed by Mr. Clarke in May 1995. Mr. Clarke was Executive Vice President and Chief Financial and Administrative Officer with Cabot Oil & Gas Corporation from August 1993 to February 1995, and worked for Transco Energy Company from April 1981 to May 1993, last serving as Senior Vice President and Chief Financial Officer. Mr. Clarke began his professional career with Tenneco Inc. in January 1977.

     George K. Hickox, Jr. Director of the Company since November 1998. Since September 1991, Mr. Hickox has served as a general partner of Heller Hickox Dimeling Schreiber and Park, a partnership specializing in energy investments. Mr. Hickox also served as a director of Cynara prior to its acquisition by the Company in November 1998. He presently serves as an officer and director of several privately held companies.

     Herbert S. Winokur, Jr. Director of the Company since its formation in 1989. Since 1987, Mr. Winokur has served as Chairman and Chief Executive Officer of Capricorn Holdings, Inc., a private investment company, and Managing General Partner of Capricorn Investors, L.P. ("Capricorn I") and Capricorn Investors II, L.P. ("Capricorn II"), private investment partnerships concentrating on investments in restructure situations, organized by Mr. Winokur in 1987 and 1994, respectively. Prior to his current appointment, he was Senior Executive Vice President and director of Penn Central Corporation. Mr. Winokur is also a director of Enron Corp., Azurix Corp., The WMF Group, Ltd., Mrs. Fields' Holding Company, Inc., CCC Information Services Group, Inc. and DynCorp.

     James Crittall. President of NATCO Canada since November 1996. Mr. Crittall was also Vice President of Technical Operations for NATCO Canada from December 1992 to October 1996. Mr. Crittall joined National Tank Company in 1971 and has served in several managerial positions, including Manager of Engineering and Sales and Manager of Engineering for NATCO Canada, Ltd.

     Robert A. Curcio. Senior Vice President -- Technology and Product Development of the Company since May 1998. Prior to joining the Company, Mr. Curcio spent 20 years at Exxon Corporation and its affiliates. Mr. Curcio was Global Markets Manager -- Heavy Duty Diesel Additives of Exxon Chemical Co.'s PARAMINS division from February 1996 to May 1998. From January 1995 to February 1996, Mr. Curcio served as Global Markets Manager -- Specialty and Niche Additives of PARAMINS. From July 1992 to January 1995, Mr. Curcio served as PARAMINS' Product Manager -- Large Engine Additives. Prior to July 1992, Mr. Curcio held a number of other positions in marketing, management and engineering.

     J. Michael Mayer. Senior Vice President and Chief Financial Officer since September 1999. Prior to joining the Company, Mr. Mayer served as Chief Financial Officer of Cardinal Services, Inc., an oil-field service company, from July 1998 to July 1999. From July 1997 to June 1998, Mr. Mayer served as Chief Financial Officer of Phoenix Energy Services, LLC, a manufacturer of drilling equipment and a provider of directional drilling services. From April 1994 to July 1997, Mr. Mayer served as Chief Financial Officer of Haltermann, Ltd., a custom chemical manufacturer. From December 1984 to April 1994, Mr. Mayer was employed by Baker Hughes Inc. in several senior financial positions within its operations.

     Richard D. Peters. President of Cynara since November 1997. Mr. Peters served as Chief Financial Officer of Cynara from June 1996 to October 1997 and as Project Manager and Accounting Coordinator from February 1991 to May 1996.

     C. Frank Smith. President of NATCO-U.S. since January 1998. Mr. Smith served as Senior Vice President -- Sales and Service from September 1993 to December 1997 and as the Northern Region Director of the Sales and Service Centers from April 1992 to September 1993.

     David R. Volz, Jr. President of TEST since the Company acquired TEST in June 1997. Mr. Volz joined TEST in 1976 as a Technical Specialist and has held a number of positions of increasing responsibility prior to serving as President.

     Joseph H. Wilson. Senior Vice President -- Marketing of the Company since April 1999. Prior to joining the Company, Mr. Wilson served as Strategic Accounts Manager of Baker Hughes Inc., with responsibilities for strategic business development, from January 1999 to April 1999. From January 1997 to January 1999, Mr. Wilson served as Gulf Coast Region Manager of Baker Hughes INTEQ's fluids, directional drilling and MWD business. From January 1994 to January 1997, Mr. Wilson was Director of Sales and Systems Marketing for all of INTEQ. Prior to January 1994, Mr. Wilson held a number of positions in sales, operations and marketing with Baker Hughes INTEQ, Baker Sand Control and BJ Services.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

COMMITMENTS TO ELECT DIRECTORS

     The Company has entered into an agreement with Capricorn I and Capricorn II regarding the election of Class III directors. This agreement states that, so long as Capricorn I and Capricorn II together own 20% or more of the Company's outstanding common stock, the individuals designated by Capricorn I and Capricorn II for election as the Class III directors will be nominated when that class stands for election. If the class should be enlarged, the Company will be obligated to nominate only the two individuals so designated. If it should be reduced to one, the obligation will be to nominate one individual so designated as a Class III director and one as a Class II director. If a vacancy should arise in Class III, the Company has agreed to elect an individual designated by Capricorn I and Capricorn II to fill the vacancy.

     The holders of the Class B Common Stock have the right, voting separately as a class, to elect, by majority vote, one person to the Company's Board of Directors. The person so elected may be removed only by the affirmative vote of the holders of a majority of the Class B Common Stock. The individual currently elected to that position on the Company's board is George K. Hickox, Jr. The Class B Common Stock converts to Class A Common Stock constituting a single class of common stock on January 1, 2002. The class of directors of which Mr. Hickox is a member stands for reelection at the annual stockholders meeting to be held during 2000. Accordingly, it is likely that Mr. Hickox will continue to serve on the Company's board until at least 2003 when his class will again stand for election.

COMMITTEES AND BOARD MEETINGS

     The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Executive and Nominating Committee. The Audit and Compensation Committees are comprised of directors who are not officers or employees of the Company.

     The Company's audit committee consists of Messrs. Allan, Clarke and Hickox, each of whom is a non-employee director. The audit committee, which is chaired by Mr. Allan, meets separately with representatives of the Company's independent auditors and with representatives of senior management in performing its functions. The audit committee reviews the general scope of audit coverages, the fees charged by the independent auditors, matters relating to internal control systems and other matters related to accounting and reporting functions.

     The Company's compensation committee consists of Messrs. Bull and Winokur, each of whom is a non-employee director. The compensation committee, which is chaired by Mr. Winokur, administers the stock option plans, and in this capacity makes all option grants or awards to employees, including executive officers, under the plans. In addition, the compensation committee is responsible for making recommendations to the board of directors with respect to the compensation of the Company's chief executive officer and its other executive officers and for establishing compensation and employee benefit policies.

     The Company's executive and nominating committee consists of Messrs. Gregory, McCarthy and Winokur. The executive and nominating committee, which is chaired by Mr. Gregory, is authorized to exercise the powers of the board during the intervals between the meetings of the board. The executive and nominating committee also reviews the qualifications of potential candidates for the board, evaluates the performance of incumbent directors and recommends to the board nominees for election to the board at the annual meeting of stockholders. The executive and nominating committee does not consider nominees recommended by stockholders.

     During 1999, the entire Board of Directors held 5 meetings, the audit committee held 2 meetings, the compensation committee held 2 meetings, and the executive and nominating committee held 2 meetings. Each of the directors attended at least 80 percent of the meetings of the board and the committee of the board on which they served.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     No compensation committee report is included in this report because the Company was not publicly traded at any time during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, the Company's compensation committee consisted of Messrs. Bull and Winokur, each of whom is a non-employee director. There were no compensation committee interlock relationships or insider participation in compensation arrangements for the year ended December 31, 1999.

     See "Certain Relationships and Related Transactions" for information regarding certain transactions between the Company and Mr. Winokur.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive a retainer or fees for service on the board or any committees. The Company pays non-employee members of the board for their service as directors. Directors who are not employees receive a quarterly fee of $6,500 and a fee of $500 for attendance at each meeting of the board. In addition, pursuant to the 1998 Director Stock Option Plan, each non-employee director who is re-elected as a director after completing at least one year of service as a director will receive, on the date of reelection, a stock option to purchase 2,667 shares of Common Stock at the market price on the date of grant. Some non-employee directors have also been awarded initial stock options, which vest over a period of two and one-half years, to purchase 6,667 shares of Common Stock at a price of $8.81 per share. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or committees and for other reasonable expenses related to the performance of their duties as directors.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 14, 2000 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below), and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power over the shares indicated as owned by such person.

                                                                                PERCENTAGE
                                                                   NUMBER OF   BENEFICIALLY
CLASS                 NAME AND BENEFICIAL OWNER(1)                  SHARES        OWNED
-----                 ----------------------------                 ---------   ------------
 A      Capricorn II............................................   3,087,021      21.1%
 A      Capricorn Holdings, Inc.................................   1,818,832      12.4%
 A      Capricorn I.............................................      50,000      *
 A      Nathaniel A. Gregory(2).................................   4,207,308      27.2%
 A      Patrick M. McCarthy.....................................     151,501       1.0%
 A      C. Frank Smith..........................................      50,502      *
 A      David R. Volz, Jr.......................................      34,334      *
 A      Robert A. Curcio........................................      12,000      *
 A      Keith K. Allan..........................................       6,668      *
 A      Howard I. Bull..........................................       6,668      *
 A      John U. Clarke..........................................       1,667      *
 B      George K. Hickox, Jr....................................     138,924      *
 A      E. Hale Staley(3).......................................      33,334      *
 A      Herbert S. Winokur, Jr.(4)..............................   4,956,520      33.9%
A, B    All Directors and Executive Officers as a Group (15
          persons)..............................................   6,557,256      41.4%

---------------

 *  Indicates ownership of less than one percent of Common Stock outstanding

(1) Shares are considered "beneficially owned," for purposes of this table, if the person directly or indirectly has sole or shared voting and investment power with respect to such shares, and/or if a person has the right to acquire shares within 60 days of the date of record, April 14, 2000. Shares above which meet this 60 day criteria include: (1) Mr. Gregory, 880,104; (2) Mr. McCarthy, 150,001; (3) Mr. Smith, 50,002; (4) Mr. Volz, 33,334; (5) Mr.
    Allan, 6,668; (6) Mr. Bull, 6,668; (7) Mr. Clarke, 667; (8) Mr. Hickox, 667;
    (9) Mr. Winokur, 667; and (10) all Directors and executive officers as a group, 1,210,863.

(2) Mr. Gregory's beneficial ownership includes 3,087,021 shares associated with his affiliation with Capricorn II.

(3) Mr. Staley resigned as a Director in February 2000.

(4) Mr. Winokur's beneficial ownership includes 4,955,853 shares associated with the following affiliations: Capricorn II (3,087,021 shares), Capricorn Holdings, Inc. (1,818,832 shares) and Capricorn I (50,000 shares).

                             EXECUTIVE COMPENSATION

     The following table presents information concerning compensation paid to, or accrued for services by, the Chief Executive Officer and the four other most highly compensated executive officers of the Company during fiscal year 1999, (the "Named Executive Officers"):

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                                    ------------
                                              ANNUAL COMPENSATION    SECURITIES
NAME AND                                      -------------------    UNDERLYING       ALL OTHER
PRINCIPAL POSITION                             SALARY     BONUS      OPTIONS(#)    COMPENSATION(1)
------------------                            --------   --------   ------------   ---------------
Nathaniel A. Gregory, Chairman and Chief
  Executive Officer.........................  $363,468   $167,160          --         $556,900(2)
Patrick M. McCarthy, Director and
  President.................................   223,273     97,352      16,667            6,400
C. Frank Smith, President of NATCO U.S. ....   182,404     59,110          --            6,400
Robert A. Curcio, Senior Vice President --
  Technology and Product Development........   181,731     48,125          --            6,400
David R. Volz Jr., President of TEST........   125,385     93,969          --            6,400

---------------

(1) Includes contractual and discretionary contributions to the Named Executive Officer's 401(k) plan account.

(2) The Company redeemed an option to purchase 75,000 shares of Common Stock from Mr. Gregory for $550,500. The redemption price was determined by multiplying the number of shares underlying the option (75,000) by the difference between the fair market value of the Common Stock at the time ($8.81 per share) and the exercise price of the shares ($1.47 per share).

                           OPTION GRANTS DURING 1999

     The following table presents information concerning the grant of options during fiscal year 1999 to the Named Executive Officers to acquire the Company's Common Stock under the Company's Long-Term Incentive Plan. No stock appreciation rights were granted during 1999.

                               INDIVIDUAL GRANTS

                                                                                      POTENTIAL REALIZABLE
                                          % OF TOTAL                                    VALUE AT ASSUMED
                             NUMBER OF     OPTIONS                                   ANNUAL RATES OF STOCK
                             SECURITIES   GRANTED TO                                   PRICE APPRECIATION
                             UNDERLYING   EMPLOYEES    EXERCISE OR                     FOR OPTION TERM(1)
                              OPTIONS     IN FISCAL    BASE PRICE     EXPIRATION     ----------------------
NAME                         GRANTED(#)      YEAR       ($/SHARE)        DATE           5%           10%
----                         ----------   ----------   -----------   -------------   ---------    ---------
Nathaniel A. Gregory.......    50,000        26%          $8.81      July 31, 2006    179,328      417,910
Patrick M. McCarthy........    50,000        26%          $8.81        May 1, 2009    277,028      702,044

---------------

(1) The grant-date market value of the securities used for purposes of this calculation is equivalent to the exercise price of the options.

                    AGGREGATED OPTION EXERCISES IN 1999 AND
                         FISCAL YEAR-END OPTION VALUES

     The following table presents information concerning the unexercised stock options held by the Named Executive Officers at the end of fiscal year 1999.

                                           NUMBER OF SECURITIES
                                                UNDERLYING               VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                           AT DECEMBER 31, 1999         AT DECEMBER 31, 1999(1)
                                        ---------------------------   ---------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   -------------   -----------   -------------
Nathaniel A. Gregory..................    880,104            --        6,164,412            --
Patrick M. McCarthy...................    137,501        62,500        1,142,298        74,375
C. Frank Smith........................     50,002        31,666          367,179        82,830
Robert A. Curcio......................     10,000        30,000           11,900        35,700
David R. Volz, Jr. ...................     33,334        33,333          165,670       165,665

---------------

(1) The initial public offering price of $10.00 per share was used as the fair market value of securities underlying options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 27, 2000, the Company completed an initial public offering of 7,500,000 shares of its Class A Common Stock at a price of $10.00 per share (4,053,807 shares sold by the Company and 3,446,193 shares sold by selling stockholders). On February 3, 2000, the underwriters exercised their over-allotment option and issued an additional 1,125,000 shares of Class A Common Stock.

     The Chief Executive Officer of the Company, Mr. Gregory, has an employment agreement that, prior to amendment, entitled him to a bonus equal to 1.5% of the value of the Company upon the occurrence of any sale or public offering of the Company. In July 1999, the Company amended this agreement to eliminate the bonus and, instead, agreed to lend the officer $1,205,000, plus accrued interest at 6% per annum, to purchase 136,832 shares of common stock. Furthermore, the agreement stated that Mr. Gregory would receive a bonus equal to the outstanding principal and interest of this borrowing upon sale or public offering of the Company's stock. In February 2000, and in accordance with this agreement, the Company paid a bonus to Mr. Gregory and recorded compensation expense in the amount of $1,248,000, which represented the balance of principal and interest accrued on the borrowing. Mr. Gregory used the proceeds from this bonus, net of tax, to repay $665,0000 under this obligation. As of March 31, 2000, the balance due to the Company by Mr. Gregory was $589,583.

     During 1997, the Company loaned $1,524,571 to a director of the Company, Mr. Winokur, who is an affiliate of Capricorn Holdings, Inc. During 1998, the Company acquired an option to purchase 173,050 shares of the Company's Class A Common Stock from Mr. Winokur at a price of $8.81 per share. At the Company's option, this note could be repaid with shares of common stock of the Company. During February 2000, the Company exercised its option to reacquire the 173,050 shares for $1,524,571 as partial settlement of Mr. Winokur's obligation. The balance of the note, including related accrued interest, as of March 31, 2000, was $391,401.

     In December 1999, the Company entered into an agreement with affiliates, W.
S. Tyler, Incorporated and Capricorn Holding, Inc., whereby the Company assumed responsibility for the retired employee health and life insurance obligations of Tyler. This liability, as determined by an independent actuarial firm, was $1,063,000 at December 31, 1999. In consideration of this agreement, Tyler paid $400,000 in cash and assigned to the Company a portion of its federal income tax refund due in the amount of $600,000. In February 2000, the Company received $613,000, as settlement of principal and interest due from Tyler.

     In April 2000, Mr. Gregory purchased an additional 50,000 shares of the Company's Class A Common Stock in open market transactions. Mr. Gregory's beneficial ownership of the Company at April 14, 2000 was 4,207,308 shares, which includes 880,104 shares related to exercisable options.

     The Company paid $75,000 in fees to Capricorn Management during the year ended December 31, 1999, in exchange for certain advisory, research and administrative services, including rental of office space and parking in Connecticut for the Company's Chief Executive Officer, and reception, telephone, computer services and other normal office support.

     The Company received $84,000 during the year ended December 31, 1999, from an affiliate, PTH, as reimbursement for tax consulting and analysis services.

           EMPLOYMENT, TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     Mr. Gregory serves as the Company's chairman and chief executive officer under an employment agreement. This agreement is renewed annually unless terminated by Mr. Gregory or the Company. The agreement provides for an annual base salary in the amount of $350,000, an annual bonus with a target award of 60% of Mr. Gregory's base salary based on such targeted performance criteria, and additional discretionary bonuses as are determined annually by the Company's Board of Directors.

     If the Company terminates Mr. Gregory's employment for any reason other than just cause, Mr. Gregory is entitled to severance pay in accordance with any severance plan or policy that the Company may then have in effect. If Mr. Gregory terminates his employment agreement for any reason, other than for a material breach of the agreement by the Company, Mr. Gregory will not be entitled to receive any bonus compensation or severance pay, and the Company will have no further obligations except to pay base salary previously earned.

     The Company has a change of control policy affecting certain senior executive officers that provides these officers 150% of base salary plus accrued bonuses upon a change of control of the Company. The percentage is 200% in the case of Mr. McCarthy. A "change of control" means the acquisition by any party unrelated to Capricorn I or Capricorn II, of 50% or more of the Company's outstanding common stock or securities that may be converted to common stock or assets of the Company. If the acquiring company agrees to employ the Company's executive officers on substantially similar terms, no change of control will occur.

     The Company's senior executive officers participate in an executive severance plan that was adopted by the Company in September 1990. The purpose of the plan is to provide severance pay to the executive if the Company should terminate the executive's employment. The plan covers all senior executives, but does not apply to voluntary separations, terminations for cause, a sale of the Company or the death of the employee. Under this plan, a senior executive would receive severance pay equal to one month's pay for each $10,000 of base salary, up to a maximum of twelve months' pay. Senior executives also receive earned vacation pay at the time of involuntary termination.

                      PROPOSAL 2: APPOINTMENT OF AUDITORS

     Pursuant to the recommendation of the Audit Committee, the Board of Directors appointed KPMG LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2000. KPMG LLP has audited the Company's consolidated financial statements since 1989. The Company is advised that no member of KPMG LLP has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.

     In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if such representatives desire to do so. The representatives of KPMG LLP will also be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the financial statements in the Company's Form 10-K.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. No reports were filed during 1999 as the Company's stock did not begin trading until January 28, 2000.

                                 OTHER BUSINESS

     The Company has no knowledge of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournments thereof, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxies.

     COPIES OF NATCO GROUP INC.'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO THE INVESTOR RELATIONS DEPARTMENT, NATCO GROUP INC., 2950 NORTH LOOP WEST, HOUSTON, TEXAS 77027.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders must be received by the Company at its principal executive office by December 18, 2000, in order for such proposals to be included in the Company's proxy statement and form of proxy for such meeting. Shareholders submitting such proposals are requested to address them to the Secretary, NATCO Group Inc., 2950 North Loop West, Suite 750, Houston, Texas 77092.

     In addition, the Company's Bylaws provide that only such business as is properly brought before the 2001 annual meeting of stockholders will be conducted. For business to be properly brought before the meeting or nominations of persons for election to the Board of Directors to be properly made at the annual meeting by a stockholder, notice must be received by the Secretary at the Company's offices not later than the close of business on the 40th day prior to such annual meeting. The notice to the Company must also provide certain information set forth in the Bylaws. A copy of the Bylaws may be obtained upon written request to the Secretary.

          ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
               ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,

                                            /s/ J. Michael Mayer
                                            ------------------------------------
                                            J. Michael Mayer
                                            Senior Vice President and
                                            Chief Financial Officer

April 17, 2000

________________________________________________________________________________


PROXY

                                NATCO GROUP INC.
                        2950 NORTH LOOP WEST, SUITE 700
                              HOUSTON, TEXAS 77027

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel R. Carter and J. Michael Mayer, and each of them, with full power of substitution to vote the shares of NATCO GROUP Inc. Common Stock which the undersigned may be entitled to vote, and with all power the undersigned would possess, if personally present at the annual meeting of stockholders of NATCO GROUP Inc. to be held at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas on the 25th day of May 2000, at 10:00 a.m. local time, and any adjournment thereof.

PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE, NO BOXES NEED TO BE CHECKED.


                    (TO BE DATED AND SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark    [X]
                                                              your votes as
                                                              indicated in
                                                              this example


Item 1. Proposal to elect three (3) Class II members of the Board of Directors to hold office for three-year terms expiring at the annual meeting of the stockholders in 2003, and until their respective successors have been duly elected and qualified.

   FOR all nominees      WITHHOLD AUTHORITY    NOMINEES: Keith A. Allan, Howard
   listed to the right   to vote for all       I. Bull and George A. Hickox, Jr.
   (except as marked     nominees listed
   to the contrary)      to the right
         [ ]                 [ ]


   (INSTRUCTION: To withhold authority to vote for individual nominee, write that nominee's name in the space provided below.)

   ____________________________________________________________________________

Item 2. To ratify the Board of Director's appointment of KPMG LLP, as independent accountants for the year ending December 31, 2000.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]

Item 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]


                                      DATED: _____________________________, 2000

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature

                                      (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title to such.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -